UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 8, 2003



                          Tesoro Petroleum Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                        1-3473               95-0862768
(State or other jurisdiction     (Commission File Number)    (IRS Employer
      of incorporation)                                    Identification No.)


         300 Concord Plaza Drive                              78216-6999
            San Antonio, Texas                                (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code: (210) 828-8484




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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial statements of businesses acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

99.1     Press Release issued on July 8, 2003 by Tesoro Petroleum Corporation


Item  9.  Regulation FD Disclosure

     The following information, which is intended to be furnished under Item 12 "Results of Operations and Financial Condition," is being furnished under this
Item 9 in accordance with SEC Release No. 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


     On July 8, 2003 Tesoro issued a press release (the "Press Release") announcing an update of its debt reduction goal through the 2003 second quarter. The foregoing is qualified by reference to the Press Release which is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 8, 2003


                                          TESORO PETROLEUM CORPORATION



                                         By:  /s/ Gregory A. Wright
                                             --------------------------------
                                             Gregory A. Wright
                                             Senior Vice President
                                             and Chief Financial Officer




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                                Index to Exhibits


Exhibit Number       Description


    99.1             Press Release issued on July 8, 2003 by Tesoro Petroleum
                     Corporation.